UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2005

Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA 90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02

Results of Operations and Financial Condition

On June 22, 2005, Cord Blood America finalized and approved investor relations packets to be distributed upon request to potential investors. The documentation contains a summary of financial results for fiscal year ending December 31, 2003 and 2004. The documentation is attached hereto as Exhibit 99.10, 99.11 and 99.12.

ITEM 2.04

Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On June 21, 2005 Cornell Capital Partners issued an amended and restated promissory note in the amount of $600,000. The note is made up of the principal amount of $175,000 that was funded to Cord Blood America, Inc. (“the Company”) on April 28, 2005, the principal amount of $300,000 that was funded to the Company on June 21, 2005 and the principal amount of $125,000, which shall be funded on July 11, 2005. The promissory note accrues interest at a rate of 12% per annum and is due and payable on or before January 27, 2006. The Company shall make weekly scheduled payments with the first payment due and payable on June 27, 2005, and each succeeding scheduled payment shall be due and payable on the first business day of each succeeding week thereafter for a total of fourteen (14) scheduled payments.

ITEM 7.01

Regulation FD Disclosure

On June 23, 2005, Cord Blood America, Inc. issued a press release announcing an address to investors through webcast by Chairman and CEO, Matthew Schissler. The release is attached hereto as Exhibit 99.9. The press release appearing in Exhibit 99.9 is not filed but is furnished pursuant to Regulation FD.

On June 22, 2005, Cord Blood America finalized and approved investor relations packets to be distributed upon request to potential investors. The documentation contains projected financial results and strategies for fiscal year ending December 31, 2005 and 2006. The documentation is attached hereto as Exhibit 99.10, 99.11 and 99.12. The documentation appearing in Exhibit 99.10, 99.11 and 99.12 is not filed but is furnished pursuant to Regulation FD.

ITEM 9.01

Financial Statements and Exhibits

(c)

Exhibits

10.25

Amended and Restated Promissory Note to Cornell Capital Partners for $600,000

10.26

Officer’s Certificate

10.27

Joint Disbursement Instructions

99.9

Press Release dated June 23, 2005

99.10

Cord Blood America Executive Strategy and Summary

99.11

Cord Blood America Tear Sheet

99.12

Safe Harbor Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

By:	/s/ SANDRA D. SMITH
Sandra D. Smith,
Chief Financial Officer

Date: June 24, 2005

Exhibit Index

Exhibit Number	Exhibit
10.25	Amended and Restated Promissory Note to Cornell Capital Partners for $600,000

10.26	Officer’s Certificate

10.27	Joint Disbursement Instructions

99.9	Press Release dated June 23, 2005

99.10	Cord Blood America Executive Strategy and Summary

99.11	Cord Blood America Tear Sheet

99.12	Safe Harbor Statement